Exhibit 10.29

AMENDMENT NO. 8 TO CREDIT AGREEMENT

          This Amendment No. 8 to Credit Agreement, dated as of March 29, 2005 (this “Amendment”), is entered into by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., and Golfsmith USA, L.L.C., as Borrowers (the “Borrowers”), the other Persons designated as Credit Parties to the Credit Agreement (the “Credit Parties”), the lenders signatory thereto from time to time (the “Lenders”), and General Electric Capital Corporation, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (in such capacity, the “Agent”). Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

RECITALS

     A. The Borrowers, the other Credit Parties, the Agent and the Lenders are parties to that certain Credit Agreement, dated as of October 15, 2002, as amended by Amendment No. 1 thereto, dated as of January 10, 2003, Amendment No. 2 thereto, dated as of September 5, 2003, Amendment No. 3 thereto, dated as of February 10, 2004, Amendment No. 4 thereto, dated as of March 18, 2004, Amendment No. 5 thereto, dated as of July 21, 2004, Amendment No. 6 thereto, dated as of October 4, 2004, and Amendment No. 7 thereto, dated as of November 5, 2004 (as so amended and as it may hereafter be further amended, restated or otherwise modified, the “Credit Agreement”).

     B. The Borrowers, Credit Parties, Agent and Lenders are desirous of amending the Credit Agreement as and to the extent set forth herein and subject to the terms and conditions provided herein.

     C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

     1.1. Section 4.1 of the Credit Agreement is amended and restated in its entirety as follows:

“4.1 Capital Expenditure Limits. Holdings and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during any Fiscal Year that exceed the greater of: (a) one-third of EBITDA of Holdings and its Subsidiaries on a consolidated basis in the immediately preceding Fiscal Year, and (b) the sum of (i) $12,000,000 plus (ii) the amount, if any, of the Excess Cash Flow Offer (as defined in the Indenture) made and not accepted by the holders of the Senior Notes during the immediately preceding Fiscal Year plus (iii) any amounts permitted to be made as Capital Expenditures under this clause (b) (not to exceed $1,000,000) that have not previously been made as Capital Expenditures.”

     1.2. Section 4.3 of the Credit Agreement is amended by deleting all Minimum EBITDA covenant tests for the fiscal period ending on or about September 30, 2004 and all fiscal periods thereafter.

     1.3. Section 4.5 of the Credit Agreement is amended by deleting all Minimum Interest Coverage Ratio covenant tests for the fiscal period ending on or about September 30, 2004 and all fiscal periods thereafter.

     1.4. Schedule I of Exhibit 4.9(k) to the Credit Agreement is amended by deleting the Minimum EBITDA (Section 4.3) certificate and the Minimum Interest Coverage Ratio (Section 4.5) certificate.

     1.5. The definition of “LP Borrowing Base” in Annex A is amended and restated in its entirety as follows:

“LP Borrowing Base means, as of any date of determination by Agent, from time to time, an amount equal to:

(a) 85% of the book value of LP’s Eligible Accounts at such time; plus

(b) up to the lesser of (i) 65% of the book value of LP’s Eligible Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market and (ii) 60% of the orderly liquidation value of LP’s Eligible Inventory; minus

(c) an availability block of $2,500,000.”

2. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

     2.1. Agent’s receipt of counterparts of this Amendment, duly executed by each Borrowers, each other Credit Party, Agent and Requisite Lenders.

     2.2. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.

     2.3. Borrowers shall have paid an amendment fee to Agent, for the ratable account of Lenders, in the amount of $25,000.

     2.4. An amendment or supplement to the Indenture shall have been duly executed and delivered pursuant to which the limitations on capital expenditures contained in the Indenture shall have been modified to be substantively identical to the limitations on Capital Expenditures in the Credit Agreement (as modified hereby), and such amendment or supplement to the Indenture shall otherwise be in form and substance satisfactory to Agent.

3. Reference to and Effect Upon the Credit Agreement and other Loan Documents.

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     3.1. The Credit Agreement, as amended hereby, the Notes and each other Loan Document shall remain in full force and effect for all periods and each is hereby ratified and confirmed by Borrowers and each of the other Credit Parties. Without limiting the foregoing, the Liens granted pursuant to the Collateral Documents shall continue in full force and effect and the guaranties of each of the Guarantors shall continue in full force and effect.

     3.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition (except for the specific amendments provided in Section 1 above), of the Credit Agreement or any other Loan Document or (b) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document.

     3.3. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. A counterpart signature page delivered by fax transmission shall be as effective as delivery of an originally executed counterpart.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[SIGNATURE PAGES FOLLOW]

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          IN WITNESS WHEREOF, this Amendment No. 8 to Credit Agreement has been duly executed as of the date first written above.

GOLFSMITH INTERNATIONAL, L.P.
By: Golfsmith GP L.L.C., as General Partner

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH NU, L.L.C.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH USA, L.L.C.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH INTERNATIONAL, INC.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH INTERNATIONAL HOLDINGS,
INC.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH GP HOLDINGS, INC.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

AMENDMENT NO. 8 TO GOLFSMITH CREDIT AGREEMENT

GOLFSMITH HOLDINGS, L.P.
By Golfsmith GP Holdings, Inc., as General Partner

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH GP, L.L.C.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH DELAWARE, L.L.C.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH CANADA, L.L.C.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

DON SHERWOOD GOLF SHOP

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GOLFSMITH EUROPE, L.L.C.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

AMENDMENT NO. 8 TO GOLFSMITH CREDIT AGREEMENT

GOLFSMITH LICENSING, L.L.C.

By:	/s/ Noel E. Wilens
Name: Noel E. Wilens
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent, an L/C Issuer and Lender

By:	/s/ Susan K. Staub
Name: Susan K. Staub
Its Duly Authorized Signatory

AMENDMENT NO. 8 TO GOLFSMITH CREDIT AGREEMENT